NFE and EBRASIL Complete the Sale of the 1.6 GW CELSE Power Plant to Eneva S.A. October 3, 2022 NEW YORK--(BUSINESS WIRE)--Oct. 3, 2022-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE”) announced today that it, along with its joint venture partner Ebrasil Energia Ltda. (“Ebrasil”), has closed the sale of the Centrais Elétricas de Sergipe (“CELSE”) Power Plant to Brazilian power company Eneva S.A. (“Eneva”). The transaction was initially announced by NFE on June 1, 2022. Pursuant to the transaction, Eneva acquired 100% of the shares of Centrais Elétricas de Sergipe Participações S.A. (“CELSEPAR”), the NFE-Ebrasil joint venture that had held the equity interests of the CELSE Power Plant, and 100% of the shares of Centrais Elétricas Barra dos Coqueiros S.A. (“CEBARRA”), which owns 1.7 GW of expansion rights adjacent to the CELSE Power Plant. “The closing of this transaction further deleverages and simplifies our capital structure and marks another significant step toward our goal of an investment grade credit rating,” said Wes Edens, Chairman and CEO of NFE. “We are pleased to redeploy these proceeds toward the capital needs of our Fast LNG program and downstream LNG projects worldwide, internally funding our strategic growth initiatives to serve our customers’ needs amid a structurally short global LNG market.” A portion of the proceeds from the sale was used to pay off the entire outstanding balance of – and fully retire – the Standby Guarantee and Credit Facility Agreement with GE Capital EFS Financing Inc., while Eneva will assume the outstanding debt obligations of CELSE, itself a 100% owned subsidiary of CELSEPAR. Energos Infrastructure (“Energos”), the joint venture platform established between Apollo (NYSE: APO) and NFE, will continue to operate the Golar Nanook, a floating storage and regasification unit (“FSRU”) that remains chartered to CELSE for use at the CELSE Power Plant for more than 20 years. About New Fortress Energy New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the expected use of the proceeds of the transaction; and NFE’s expected partnerships with third parties, including with respect to the Golar Nanook and continued operation of the Golar Nanook. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the parties to the SPA or the stock prices of such parties. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. View source version on businesswire.com: https://www.businesswire.com/news/home/20221003005987/en/ Investors Patrick Hughes ir@newfortressenergy.com Media Jake Suski +1 (516) 268-7403 press@newfortressenergy.com Source: New Fortress Energy Inc.